
SBS
Technologies

COMPANY OVERVIEW

September 2005



SBS Technologies.

Cautionary Statement

Today's presentation, accompanying slides, and responses to comments and questions may contain forward-looking statements on such matters as: plans and expectations for SBS future financial and operating performance; business and market conditions; the demand and pipeline for SBS products; new products and new versions of existing products; future sales, distribution and support strategies; market growth and direction; competition; market share; revenue growth; margins; and profitability.

In addition to factors discussed in specific slides, other factors that could cause actual results to differ materially include timing of receipt of government production orders; continued health of SBS' end markets, including the semiconductor manufacturing equipment market and the telecommunications market; sales to Ericsson to continue during fiscal year 2006 at approximately the same dollar sales level as during fiscal year 2005; the rate of adoption of the new AdvancedTCA® standard in the telecommunications market; business and economic conditions generally affecting SBS' customers and their end customers, including but not limited to the changes in size and program priorities of military procurement budgets; a high degree of uncertainty and rapid change in the markets addressed by SBS' products that could reduce sales or render certain SBS products obsolete; customer demand for and acceptance of SBS' products which may affect both sales and margins; SBS' ability to design, test and introduce new products on a timely basis; and the other risk factors listed from time to time in SBS' Securities and Exchange Commission reports, including those listed under "Risk Factors" in SBS' Annual Report on Form 10-K for the year ended June 30, 2004 filed with the SEC.



Mission

Global supplier of innovative, technology driven solutions for the embedded computer market

The Embedded Computer Market

We make computers nobody sees. Our computers are "embedded" inside other products. We are the electronic brains that process, transfer, or allow data to be visualized in a diverse array of end products including:

- Military programs
- Wireless base stations
- Medical diagnostic machines
- Factory automation

Vertical and Geographic Market Diversity

We are a global company with a wide range of technologies used in multiple market segments.

Our primary market segments are:

- Defense and Aerospace
- Voice/Data Communications
- Semiconductor, Medical and Other Imaging Applications

SBS has facilities around the Globe

Newark, California
Design Center for
Switched Ethernet & Serial I/O

St. Paul, Minnesota
Design Center for
Connectivity & Expansion
US MANUFACTURING FACILITY

Waterloo, ON Canada
Design Center for
FPGA Computing

Augsburg & Mindelheim, Germany
Design Center for
Processors & Systems
EU MANUFACTURING FACILITY



SBS Technologies, Inc.
Corporate Headquarters
Albuquerque, New Mexico
Design Center for
Avionics, Graphics, Systems, and I/O

Raleigh, North Carolina
Design Center for
Single Board Computers

Mansfield, Massachusetts
Design Center for
WAN I/O

Shenzhen, China
Center for
Sales Support in Asia

SBS Product & System Capabilities

PROCESS | **TRANSFER** | **VISUALIZE**



Single Board Computers & FPGA Computing

Input/Output & Communications

FPGA Imaging & Graphics

ALL THE ESSENTIALS OF A COMPUTER

Because SBS makes all the individual components of a complete computer, we can also take the final step and assemble the parts into a functioning system.

SBS Technologies.

Products used to PROCESS data

- **Single Board Computers**
  - Intel® Architecture
  - PowerPC®

- **FPGA Computing**
  - Image Processing
  - Traditional DSP applications
    - Radar/Sonar
    - Software Defined Radio







SBS Technologies.

Products used to TRANSFER data

- WAN
- LAN
- Fibre Channel
- InfiniBand®
- MIL STD 1553
- Serial I/O
- Custom I/O
- ARINC 429
- IEEE 1394 (Firewire)






PMC-Gigabit-DFX
0380-1676B
MADE IN U.S.A.

SBS Technologies.

Products used to VISUALIZE data

- **Graphics Accelerators**
  - NVIDIA 2D/3D
- **Display Interfaces**
- **FPGA Imaging**
- **ATI**


NVIDIA
Quadro4
Go GL
TAIWAN
500
P2
P4

Systems bring it all together



Military Systems

We leverage our product breadth to offer complete systems

We use open standards:
- CompactPCI®
- VMEbus

We offer a variety of environmental options
- Commercial Air-Cooled
- Rugged, Conduction Cooled

Software interoperability reduces development time for our customers



Commercial Systems

Systems and Enclosure Competencies

- **We offer 100% SBS completely integrated computing systems.**

- **Our systems support a variety of applications and uses…**
  - Military and aerospace
  - Telecommunications
  - Commercial











Market Segments

- **Two Market Segments are Our Main Focus**
  - **Government/Military market**
    - Computer systems for Air, Ground and Naval Applications
    - Strengthened capabilities by increasing investment in engineering, sales and marketing resources in FY2005
  - **Communications market, both Voice and Data**
    - Investing in next generation computer systems based on Advanced Telecom Computing Architecture (ATCA Standards)
    - New product line based on Advanced Mezzanine Card Standards
- **Commercial Market is Project Based in Key Areas**
  - Semiconductor Manufacturing Equipment
  - Medical Equipment
  - High end machine inspection and imaging systems

SBS Technologies

Government Market









BOEING

BAE SYSTEMS

GENERAL DYNAMICS

LOCKHEED MARTIN

NORTHROP GRUMMAN

Orbital

Raytheon

SAAB

Unmanned Aerial Vehicle

- **Hardware (All SBS Content)**
  - CM4
  - ASF-PMC -2 (1553)
  - Telemetry Card
  - HDLC Serial Card
  - Canbus PMC
  - Chassis, Backplane, & Power Supply
- **VxWorks® OS**





Dual Redundant Flight Control Computing System

Provides vehicle control during flight operations

Legacy Platform Upgrades

Hardware (Per System)

- CM4 Processor
- 1553 PMC
- DIO
- ½ ATR 3U Chassis, Backplane, & Power Supply

VxWorks OS







Pilot Alert System is a Light Detection and Ranging System

Used to alert pilots of formation of contrails behind their aircraft

Legacy Platform Upgrades

- Hardware (Per System)
  - Qty 2 dual Processor VG5
  - Qty 2 VME DIO
  - Audio PMC
  - Canbus PMC
  - Thales Countermeasure Processor Module
  - ATR Chassis, Backplane, & dual 28V Power Supply
- VxWorks OS







Dual Redundant Electronic Warfare Control Processor for F-111, C-130, H-47, H-60

Controls the deployment of electronic warfare devices: chaff and flare expendables and jammers





Unmanned Ground Vehicle

Central Processor for Autonomous Vehicle

- Synthetic Vision
- RADAR
- LADAR
- Vehicle Sensors

1 ATR, 11 Slot, 6U cPCI Forced Air Conduction Cooled Chassis

- Qty 7 CR9 Intel® Pentium®-M Processors
- Qty 1 Ethernet Switch
- PMC Serial
- +28 VDC, 450 Watt Power Supply
- Hold-up Module


SBS
Technologies.

DARPA GRAND CHALLENGE

Autonomous Vehicle Systems

http://www.autonvs.com



Autonomous Vehicle Processor System

Provides vehicle control during operation

Communications Market









ERICSSON

MOTOROLA

Flarion

NOKIA

Lucent Technologies
Bell Labs Innovations

NORTEL NETWORKS

VISUAL NETWORKS®

Current Telco Market Trends

Time to market	Focus on total ownership cost →	Cost and Time to Market
Monopolistic	Streamlined supply chain →	Competitive
In-house	Scalable open-standard platforms →	Outsourcing

Opportunity for SBS is to Provide Open Standards based ATCA, AdvancedMC™ and cPCI based products

What is the ATCA Market opportunity?



$B
AMC Growth Compared to ATCA
$60
$30
$0
— Total AMC modules
— Total ATCA
Source: Crystal Cube Consulting, 11/04
2004
2005
2006
2007
2008
2009



Revenue Breakouts for the AdvancedTCA in 2009
Medical/Industrial
Communications
Enterprise
Military
Source: In-Stat 2/05

intel. "ATCA market will reach $4.3 Billion by 2006"

RHK™ "ATCA market will reach $3.7 Billion by 2007"

Modular Computing – ATCA & AdvancedMC

AdvancedTCA

- Currently being deployed
- Positioned for high-end central office applications
- Competes with proprietary platforms





AdvancedMC

- Modular architecture
- A mixture of compute, I/O and storage
- Market opportunities beyond Telco

SBS Telco Strategy

- **Step 1 Provide required telco functionality on AdvancedMC platform**
  - Intel® Pentium® M
  - 4X GB Ethernet
  - ATM – OC12
  - 8X T1/E1/J1
  - 2X 4Gig FibreChannel
  - AdvancedMC Expansion

Released at SUPERCOMM June '05



SBS Telco Strategy

- **Step 2: Provide advanced functionality on AdvancedMC platform**
  - First Product based in i-TDM protocol support released at SUPERCOMM June 2005

iTDM is implemented in an FPGA designed by SBS to support sending voice traffic over Ethernet.



Lattice

SBS Product Mix


Processors - NPU
Ethernet
Storage
Enabling Tech*
Non-Intelligent WAN
Intelligent WAN
Processors - IA
Processors - PPC
AdvancedMC
PMC
cPCI
PCI
ATCA
Other

Available Today
In Development
Not Planned

* Enabling Technologies include carrier cards, chassis, etc.

Wireless Base Stations

- **Customers include Ericsson, Flarion, Motorola**
- **Existing products sold to this market segment**
  - Single Board Computers
  - Sync Serial, T1/E1, DS3/E3, ATM, OC-3 WAN Interfaces
- **New product opportunities**
  - Channelized DS-3
  - ATM, DS3/E3 & IMA
  - Voice/Data integration over ATM & Packet



SBS single board computers, blades and network interface cards are used to build devices that deliver wireless voice and data services to customers.

Network Management Monitoring

- **Customers include Visual Networks, Network General, NetScout, Compuware**
- **Existing products sold to this market segment**
  - Single Board Computers
  - WAN Adapters & Taps
  - LAN Adapters & Taps
- **New product opportunities**
  - Monitoring Blades (High Speed I/O & Network Processors)
  - Very high power computing & packet processing
  - OC-12, OC-48 & 10Gb Ethernet Interfaces



SBS single board computers and network adapters are used for application, performance and security monitoring of large scale enterprise and telecom networks.

Commercial Market







APPLIED MATERIALS®

General Electric

TOSHIBA

FlightSafety international

CORNING

Semiconductor Manufacturing

- **Customers include**
  - Applied Materials
  - KLA Tencor
  - Orthodyne
- **Existing products sold to this market segment**
  - Complete Systems
  - Single Board Computers
  - Serial I/O, Bus Adapters, Bus Expansion
- **New product opportunities**
  - Higher Performance SBCs
  - High Reliability Systems


SBS builds the system which manages multiple machine tools along the semiconductor fabrication line.

MRI Medical Imaging

- **Customers include**
  - GE Medical, Toshiba, Fujitsu
- **Existing products sold to this market segment**
  - Bus Adapters
  - dataBLIZZARD™
  - PCI Expansion
  - InfiniBand®
- **Other product opportunities**
  - Single Board Computers
  - Systems
  - Co-processor boards
  - Gigabit Ethernet
  - Fibre Channel



SBS high-speed data networking equipment transfers information from the MRI machine to the workstation where medical staff view and interpret it.

Sales



(FY ended June 30)
$ millions
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
106
128.2
187.2
118.9
115.5
133.9
152.4
1999
2000
2001
2002
2003
2004
2005
2006E
FY 2006
Guidance
$165 to $175
million

Profitability

(FY ended June 30)

$ in millions



Income from continuing operations
$20
$15
$10
$5
$0
-$5
11.6 *
12.9*
17.2*
(3.4)*
2.8 *
5.2
4.4
1999
2000
2001
2002
2003
2004
2005
EPS
$1.04*
$0.95*
$1.14
($0.23)*
$0.19*
$0.34
$0.28

* Non-GAAP measure of EPS which excludes the following: acquired in-process research and development charges in 1999 and 2000; employee severance and consolidation costs in 2002, 2003 & 2004; asset impairment charges and inventory write-downs in 2002; and the cumulative effect of a change in accounting for goodwill in 2003.

Bookings by Quarter


$ in millions
$40
$35
$30
$25
$20
$15
$10
$5
$0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
FY 2004
FY 2005

Sales by End Market



$ in millions
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
FY2004
FY2005
Communications
Commercial
Government

Sales by Segment



$ in millions
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
FY2004
FY2005
Europe
Americas

Gross Margin:	48.7%	49.3%	48.4%	47.3%	45.4%	45.5%	42.5%	44.8%

Balance Sheet

- **Solid Balance Sheet**
  - $55M Cash
  - Debt Free
- **Consistently Generate Positive Cash Flow**
- **Minimal Cap-Ex Outsourced Manufacturing**
- **Well Positioned to Implement Acquisition Strategy**

SBS Technologies.

Opportunity

- **Government Market**
  - Leverage continued outsourcing by our customers with emphasis on unmanned vehicles and upgrade programs

- **Communications Market**
  - Large market potential for AdvancedMC products in Telco, enterprise and other applications. SBS is a product leader in this market.

- **Commercial Market**
  - Concentrate on Semiconductor Manufacturing, Medical and Imaging applications

Nasdaq: SBSE

www.sbs.com